                                                                   EXHIBIT 10.32


                         ASHTON TECHNOLOGY GROUP, INC.

                     EXECUTIVE DEFERRED COMPENSATION PLAN

                               Table of Contents

ARTICLE I.       PURPOSE......................................................................................... 1

ARTICLE II.      DEFINITIONS..................................................................................... 2
         2.1     "Active Participant............................................................................. 2
         2.2     "Administrator"................................................................................. 2
         2.3     "ATG"........................................................................................... 2
         2.4     "Board"......................................................................................... 2
         2.5     "Cause"......................................................................................... 2
         2.6     "Code".......................................................................................... 3
         2.7     "Change in Control"............................................................................. 3
         2.8     "Employee"...................................................................................... 5
         2.9     "Effective Date"................................................................................ 5
         2.10    "ERISA"......................................................................................... 5
         2.11    "Insurance Policy" or "Policy".................................................................. 5
         2.12    "Insurer" or "Insurance Company"................................................................ 6
         2.13    "Participant"................................................................................... 6
         2.14    "Plan".......................................................................................... 6
         2.15    "Plan Year"..................................................................................... 6
         2.16    "Policy Commencement Date"...................................................................... 6
         2.17    "Total and Permanent Disability"................................................................ 6
         2.18    "Vesting Date".................................................................................. 7

ARTICLE III.     PARTICIPATION................................................................................... 8
         3.1     Designation of Participant...................................................................... 8
         3.2     Cessation of Participation...................................................................... 8

ARTICLE IV.  -   INSURANCE POLICIES.............................................................................. 9
        4.1      Purchase of Insurance Policies.................................................................. 9
        4.2      Rights and Obligations of ATG Regarding Insurance Policies......................................10
        4.3      Death Benefit...................................................................................11

ARTICLE V.   -   DISTRIBUTION....................................................................................12
        5.1      Distribution....................................................................................12
        5.2      Delayed Vesting Date............................................................................13

ARTICLE VI.  -   PROHIBITED ACTIVITIES...........................................................................14
        6.1      Noncompetition and Nonsolicitation..............................................................14
        6.2      Nondisclosure Covenant..........................................................................14

ARTICLE VII.  -  ADMINISTRATION OF THE PLAN......................................................................15
       7.1       Powers and Duties of the Administrator..........................................................15
       7.2       Required Information............................................................................17
       7.3       Nonuniform Determinations.......................................................................17
       7.4       Claims Procedure and Review.....................................................................17
       7.5       Litigation......................................................................................18
       7.6       Adoption by Participating Companies.............................................................19
       7.7       Withdrawal from Plan............................................................................20

ARTICLE VIII. -  GENERAL PROVISIONS..............................................................................20
       8.1       Funding.........................................................................................20
       8.2       Nonalienation...................................................................................20
       8.3       No Employment Contract..........................................................................21
       8.4       Incompetent Recipient...........................................................................21
       8.5       Effect on Other Benefits........................................................................21
       8.6       Waiver of Liability.............................................................................21
       8.7       Amendment and Termination.......................................................................22
       8.8       Severability....................................................................................23
       8.9       Governing Law...................................................................................23
       8.10      Binding Effect..................................................................................23
       8.11      Gender and Number...............................................................................23
       8.12      Headings........................................................................................24

ARTICLE IX.  -   ADOPTION........................................................................................25

APPENDIX A       Participants as of the effective Date.............................................................26

APPENDIX B       Form of Split Dollar Insurance Agreement........................................................27

                         ASHTON TECHNOLOGY GROUP, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN

ARTICLE I.  PURPOSE
-------------------

          The purpose of this Plan is to provide for the payment of deferred compensation benefits, in the form of a paid-up life insurance policy or policies, to certain designated executives of Ashton Technology Group, Inc. ("ATG") and its affiliates as part of an integrated executive compensation program intended to assist in attracting, motivating and retaining executives of superior ability, industry and loyalty.

          With respect to each Participant in the Plan, ATG shall purchase one or more policies of life insurance. In accordance with the terms of this Plan, ATG shall be the owner of such insurance policy(ies) and shall pay the premiums therefore, and shall transfer ownership of such insurance policy(ies) to the Participant in accordance with the terms hereof following the Vesting Date, as described herein, provided the Participant has not forfeited his right to such transfer of ownership.

          It is intended that this Plan will satisfy the requirements of an unfunded "top hat" deferred compensation plan as described in sections 201(2), 301(a)(3) and 401(a)(1) of ERISA. Consequently, participation shall be limited to individuals who, in the determination of the Board, are management employees or who are highly compensated employees for purposes of the foregoing provisions of ERISA.

ARTICLE II.  DEFINITIONS
------------------------

          The following terms used in this Plan shall have the following meanings unless a different meaning is clearly required by the context:

          II.1  "Active Participant" means a Participant who is also an active
                 ------------------
employee of ATG or an affiliate of ATG.

          II.2  "Administrator" means ATG or any individual or individuals
                 -------------
appointed by ATG to be responsible for the administration and operation of the Plan in accordance with Article VII hereof.

          II.3  "ATG" means Ashton Technology Group, Inc. and any successor.
                 ---
          II.4  "Board" means the Board of Directors of ATG, as it shall be
                 -----
constituted from time to time.

          II.5  "Cause" means:
                 -----

                (1) the failure by the Participant to substantially perform his duties with ATG or an affiliate (other than any such failure due to disability) for a period of thirty (30) days after a written demand for substantial performance is delivered to him by ATG, which demand specifically identifies the manner in which the participant has not substantially performed his duties;

                (2) a finding by ATG, after notice to the Participant and an opportunity for him to be heard, that the Participant engaged in misconduct materially injurious to the interests of ATG and/or its affiliated businesses including, without limitation, fraud, wilful misconduct or gross negligence; or

               (3) the Participant's conviction of a felony, plea of guilty to a felony, or a plea of nolo contendere to a felony.

          II.6  "Code" means the Internal Revenue Code of 1986, as amended.
                 ----
          II.7  "Change in Control" means the occurrence of any of the following
                 -----------------
events on or following the Effective Date:

               (1) any Person, together with its affiliates and associates, becomes the beneficial owner, directly or indirectly, of 50% or more of the then-outstanding shares of ATG common stock; or

               (2) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constituted the Board and any new director whose appointment or election by the Board or nomination for election by ATG's shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved; or

               (3) ATG consolidates with, or merges with or into, any other Person (other than a wholly owned subsidiary of ATG), or any other Person consolidates with, or merges with or into, ATG, and, in connection therewith, all or part of the outstanding shares of common stock shall be changed in any way or converted into or exchanged for stock or other securities or cash or any other property; or

               (4) a transaction or series of transactions in which, directly or indirectly, ATG shall sell or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer) assets (i) aggregating more than 50% of the assets (measured by either book value or fair market value) or (ii) generating more than 50% of the operating income or cash flow of ATG and its subsidiaries (taken as a whole) to any other Person and/or the affiliates and associates of that Person.

          Notwithstanding the foregoing, no "Change in Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of ATG common stock immediately prior to such transaction or series of transactions own a majority of the outstanding voting shares and in substantially the same proportion in an entity which owns all or substantially all of the assets of ATG immediately following such transaction or series of transactions.

          The term "Person" in the foregoing definition shall mean a natural person, company, trust, government, or political subdivision, agency or instrumentality of a government. When two or more persons act as a partnership, limited partnership, syndicate, or group for the purposes of acquiring or holding ATG common stock or the purchase or acquisition of the assets of ATG or a subsidiary, such partnership, syndicate or group shall be deemed a "Person."
A "Person" shall not, however, include (i) ATG or any of its affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of ATG or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of ATG in substantially the same proportions as their ownership of ATG stock.

          An "affiliate" of a Person is a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. "Control" for this purpose (including the terms "controlling," "controlled by," and

"under common control") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          An "associate" of a Person is (1) any corporation or organization of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, (2) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, or (3) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person.

          II.8  "Employee" means an officer or senior management employee of ATG
                 --------
or an adopting company as contemplated by Section 7.7.

          II.9  "Effective Date" means June 1, 1999.
                 --------------

          II.10  "ERISA" means the Employee Retirement Income Security Act of
                  -----
1974, as amended.

          II.11  "Insurance Policy" or "Policy" means each Penn Mutual Variable
                  -----------------------------
Universal Life Insurance Policy (the "Penn Mutual Policy"), owned by ATG, insuring the life of a Participant and naming ATG as the beneficiary, including any rider thereto, or any similar policy which may be obtained hereafter either as a substitute for, or as an addition to, a Penn Mutual Policy. The terms of any such Insurance Policy shall not be inconsistent with the contemplated transfer of ownership of such Policy to the Participant whose life is insured thereby, as described in this Plan. The terms of any such Insurance Policy shall conform to the requirements set forth in Article IV.

          II.12  "Insurer or "Insurance Company" means the life insurance
                 -------------------------------
company that has issued an Insurance Policy on the life of a Participant pursuant to this Plan.

          II.13  "Participant" means an Employee who has been selected for
                  -----------
participation in this Plan pursuant to Section 3.1, and whose his participation has not been forfeited or ended in accordance with Section 3.2.

          II.14  "Plan" means the Ashton Technologies Group, Inc. Executive
                  ----
Deferred Compensation Plan, as set forth herein and as it may be amended from time to time.

          II.15  "Plan Year" means the period beginning on the Effective Date
                  ---------
and ending on the following December 31, and each calendar year thereafter during which this Plan remains in effect.

          II.16  "Policy Commencement Date" means the date the Insurance Policy
                  ------------------------
with respect to a Participant first becomes effective. Such date may be prior to the Effective Date.

          II.17  "Total and Permanent Disability" (including the term "Totally
                  ------------------------------
and Permanently Disabled") means, with respect to any Participant, a disability due to accident, injury, or disease that renders him unable to engage in any work for remuneration or profit for the balance of his life, but excluding such a disability that results from:

                 (1) service in the Armed Forces or Merchant Marine of the United States or any other country;

                 (2)  warfare;

                 (3)  willful participation in any criminal act; or

                 (4)  intentionally self-inflicted or self-incurred injury.

Total and Permanent Disability shall be determined by the [Administrator] [the Board] in its sole discretion, which may consult with a medical examiner who shall have the right to make such physical examinations and other investigations as may be reasonably required to determine Total and Permanent Disability. A Participant's failure or refusal to cooperate with respect to the determination of Total and Permanent Disability shall be grounds for determining that the Participant is not Totally and Permanently Disabled.

        II.18  "Vesting Date" means, with respect to a Participant's interest
                ------------
in an Insurance Policy on his life under this Plan, the first to occur of the following dates, provided the Participant has not forfeited his interest pursuant to Section 3.2(a):

               (1) the first day of the month on or next following the fifth anniversary of the Policy Commencement Date with respect to an Insurance Policy on the life of a Participant (or subsequent Delayed Vesting Date pursuant to the Participant's election under Section 5.2), provided the Participant remains an Active Participant on such fifth anniversary date or, if applicable, Delayed Vesting Date;

               (2) the first day of the month on or next following the Participant's retirement from employment with ATG and all affiliates on or after age 65.

               (3) the first day of the month on or next following the date the [Board][Administrator] determines the Participant to be Totally and Permanently Disabled;

               (4)  the date that ATG undergoes a Change in Control.

ARTICLE III. PARTICIPATION
--------------------------

        III.1  Designation of Participant.  An Employee shall become a
               --------------------------
Participant in this Plan if designated for participation by the Board, in its sole and absolute discretion. Each such designation shall identify (a) the name of the Participant, (b) the Insurance Policy or Policies which has, have or will be purchased by ATG on the life of the Participant and the death benefit thereof and (c) the Policy Commencement Date, if known, with respect to the Participant. If the Policy Commencement Date is not known on the date the Participant is designated as such, the Policy Commencement Date shall be communicated to the Participant as soon as practicable after the Insurer issues the Policy. The initial Participants in the Plan are the individuals designated in Appendix A.

        III.2  Cessation of Participation.
               --------------------------

               (1) A Participant shall cease to be a Participant and shall forfeit the right to any benefit payable under this Plan if, prior to the Vesting Date, he voluntarily or involuntarily terminates employment with ATG and all affiliates, including by reason of death except as to his interest in the Policy's death benefit as may have been provided by means of a Split Dollar Agreement as contemplated by Section 4.3. Notwithstanding the foregoing, in the event the Participant elects to defer his Vesting Date with respect to a Policy beyond the fifth anniversary of the Policy Commencement Date in accordance with an election made pursuant to Section 5.2, he shall forfeit the right to any benefit payable under this Plan, on and after the fifth anniversary of the Policy Commencement Date and prior to the Delayed Vesting Date with respect to the Policy, only in the event of:

               (1) his voluntary termination of employment with ATG and all affiliates;

               (2) his involuntary termination of employment with ATG and all affiliates for Cause; or

               (3) his death, except as to his interest in the Policy's death benefit as may have been provided by means of a Split Dollar Agreement as contemplated by Section 4.3.

          (2) A Participant shall cease to be a Participant if the Administrator determines that an Insurance Policy cannot be obtained for him as contemplated by the last sentence of Section 4.1.

          (3) A Participant's participation shall cease, and all obligations of ATG with respect to such Participant under this Plan shall be discharged, following the transfer of ownership of all Insurance Policies on the life of such Participant as contemplated by Article V.

ARTICLE IV.- INSURANCE POLICIES
-------------------------------

        IV.1  Purchase of Insurance Policies.  The benefits to be provided
              ------------------------------
under this Plan shall be provided by means of an Insurance Policy or Policies on each Participant's life. These Insurance Policies will be owned by ATG. It is anticipated that the Insurance Policy or Policies will be purchased by ATG on or prior to the Board's designation of the Employee as a Participant hereunder, or as soon as practicable thereafter. Each Participant shall provide the Administrator with such information as it may require in order to enable ATG to apply for such insurance and to cooperate fully with the Administrator in regard of such application, including, without limitation, the taking of a physical examination, if requested to do so. Notwithstanding the foregoing, in the event the Insurer to which an application for insurance coverage is made declines to issue an Insurance Policy at standard premium rates, the Administrator can determine not to purchase a Policy on such terms and may, in its sole discretion, determine to make other arrangements to provide deferred compensation benefits to the Employee or to terminate the Employee's status as a Participant so that no deferred compensation benefits under this Plan will be payable.

        IV.2   Rights and Obligations of ATG Regarding Insurance Policies.
               ----------------------------------------------------------

               (1) ATG, as owner under each Insurance Policy, shall pay the premium thereon. The terms of each Insurance Policy shall permit the payment of the full premium (so that the Insurance Policy is fully paid up) by the end of the end of the five-year period beginning on the Policy Commencement Date. ATG shall pay the premium in accordance with the terms of the Insurance Policy, including any minimum payment provision. However, ATG shall in all events pay the entire premium due for the Insurance Policy by the Participant's Vesting Date (or as soon as practicable following the Participant's Vesting Date), so that a fully paid-up Policy may be transferred to the Participant.

               (2) ATG shall not sell, surrender, or transfer ownership of the Policy with respect to an Active Participant prior to the first to occur of the date the Participant's participation ceases pursuant to Section 3.2(a) or the date ownership of the Policy is transferred to the Participant following his Vesting Date as contemplated by Article V, without first giving the Participant the option to purchase the Policy during a period of sixty (60) days from notice to Participant of such intention. The purchase price of the Policy shall be the cash value of the Policy as of the date of transfer to the Participant, less any policy and premium loans and any other indebtedness secured by the Policy. This restriction shall not impair the right of ATG to amend or terminate this Plan pursuant to the terms hereof.

          (3) Except as otherwise provided herein, ATG, as owner of the Insurance Policy, may exercise all rights of ownership with regard to the Policy, including by not limited to the right to direct the application of all policy dividends, to designate a death beneficiary with respect to the Policy subject to the Participant's right to do so under Section 4.3, and to borrow with respect to the cash value of the Policy, provided that all such Policy loans be repaid in full prior to the date ownership of the Policy is, following the Vesting Date, transferred to the Participant.

     IV.3 Death Benefit.
          -------------

          (1) ATG shall, prior to the transfer of ownership contemplated in
Article V, be the sole owner of each Insurance Policy and shall be the direct beneficiary of an amount of the death proceeds equal to ATG's cumulative premiums paid to the Insurer. Any indebtedness on the Policy will first be deducted from the proceeds payable to ATG.

          (2) The Participant shall have the right, prior to the Vesting Date and provided he has not ceased to be a Participant pursuant to Section 3.2, to designate and change the direct and contingent beneficiaries of any remaining death proceeds and to elect and change a payment option for such beneficiary. The Participant's right to designate a beneficiary with respect to the above-described portion of the death proceeds shall be evidenced by means of a Split Dollar Agreement between ATG and the Participant, which shall be filed with the Insurance Company. ATG shall execute such other documentation, such as an endorsement to the Policy, as may be required by the Insurance Company to effectuate the assignment of a portion of the death proceeds as contemplated by the Split Dollar Agreement. In the event the Participant shall cease to be a Participant pursuant to Section 3.2(a), ATG shall have all rights of ownership with respect to the Policy, including without limitation to sell, transfer or surrender the policy, and/or designate a beneficiary or beneficiaries (including ATG) with respect to the death proceeds payable under the Policy.

          (3) The economic benefit of the death benefit protection for the Participant, as described above, for which AGT pays the premium shall be taxable income to the Participant. Such economic benefit shall be determined consistent with Section 79 of the Code based on (1) the annual cost of current life insurance protection under the Policy on the life of the Participant, measured using the lower of (i) the "Table 1" rates, as specified in Treas. Reg.
(S) 1.79-3 (or the corresponding applicable provisions of any future law, regulation or Revenue Ruling) or (ii) the current published premium rates of the Insurer for annual renewable term insurance, for standard risks, plus (2) the annual cost of any additional insurance protection as measured under subparagraph (1) provided through the use of Policy dividends. ATG shall be responsible for determining and reporting the taxable income generated by its payment of the Policy premiums with respect to such current death benefit protection.

ARTICLE V. - DISTRIBUTION
-------------------------

     5.1  Distribution
          ------------

          (1) Within 90 days following a Participant's Vesting Date (or following the Participant's involuntary termination of employment, other than for Cause, on or after the fifth anniversary of his Policy Commencement Date, if the Participant has made the election contemplated by Section 5.2 to delay his Vesting Date), ATG shall pay any remaining premium with respect to the Insurance Policy (and repay any outstanding Policy loans) and shall transfer ownership of the Insurance Policy on a fully paid-up basis to the Participant or to the trustee of an estate planning trust as may be identified by the Participant to ATG.

          (2) In the event the Participant should die on or after his Vesting Date but before the actual transfer of ownership of the Insurance Policy, ATG shall distribute the death benefit under the Policy to the executer or administrator of the Participant's estate.

          (3) In the event the Participant should die prior to his Vesting Date, or forfeit his participation in the Plan prior to the Vesting Date as provided in Section 3.2, ATG shall have no obligation to transfer ownership of the Policy, or to distribute any portion of the death benefit to the Participant's estate or beneficiary, except as may be provided pursuant an endorsement to the Policy as contemplated in Section 4.3.

        5.2  Delayed Vesting Date.  An Active Participant in this Plan may, at
             --------------------
any time at least 365 days prior to the fifth anniversary of his Policy Commencement Date, elect to postpone his Vesting Date with respect to the Policy by substituting for the date set forth in Section 2.18(a) the first day of the month on or next following the sixth or later integral anniversary of the Policy Commencement (or such other later date as may be approved by the Administrator) (his "Delayed Effective Date"). Any election to delay the Participant's Vesting Date must be made in writing on a form approved by the Administrator for this purpose, and the Participant's Delayed Effective Date must be consented to by the Administrator.

ARTICLE VI. - PROHIBITED ACTIVITIES
-----------------------------------

     VI.1 Noncompetition and Nonsolicitation.  As a condition to the right to
          ----------------------------------
receive benefits hereunder, each Participant shall, during his employment and during the period ending with the first anniversary of the date ownership of the Insurance Policy(ies) are transferred to him pursuant to Article V hereof, refrain from engaging in all of the following activities:

          (1) Entering into or engaging, directly or indirectly, in any business (either financially or as a shareholder, employee, officer, partner, independent contractor, or owner) which is competitive with the businesses of ATG or its affiliates, provided that nothing herein shall prevent a Participant from investing in the securities of any company which are publicly traded so long as his investment does not give him any voice in the management or conduct of the affairs of such company;

          (2) Soliciting business, accepting any business from or otherwise doing, or contracting to do, business with any person or entity who at any time during the Participant's period of employment with ATG was an active customer or was actively solicited by ATG according to ATG's books and records; or

          (3) Soliciting, enticing, persuading, inducing, requesting or otherwise causing any employee, officer or agent of ATG to refrain from rendering services to ATG or to terminate his relationship, contractual or otherwise, with ATG.

     VI.2 Nondisclosure Covenant.  Each Participant covenants and agrees that as
          ----------------------
a result of his right to receive benefits hereunder, he will not, except in the performance of his duties on behalf of ATG, communicate or disclose to any person (other than ATG and its employees), or use for his own account, without the prior written consent of an authorized representative of ATG, any Confidential Information (as hereinafter defined) which was obtained or acquired by the Participant during his employment with ATG. The Participant (i) shall retain such Confidential Information in trust for the sole benefit of ATG and its successors and assigns, and (ii) shall promptly deliver to ATG all tangible evidence of such Confidential Information prior to, or at the termination of, his employment with ATG. For purposes of this Agreement, "Confidential Information" shall mean any and all knowledge and information relating to the business affairs of ATG and its affiliates, their products, processes and/or services and their customers, creditors, shareholders, suppliers, contractors, agents, consultants and employees, including (but not limited to) the provisions of this Plan, provided, however, that Confidential Information shall not include any information which may be in the public domain or have come into the public domain not as a result of a breach by the Participant of his covenant hereunder.

          VI.3 Enforcement.  In the event the Participant engages in one of the
               -----------
foregoing prohibited activities following the date ownership of the Insurance Policy is transferred to him, ATG shall have the right to demand the return of the Policy or to otherwise take legal action to recover the value of the Policy transferred to the Participant, together with its reasonable costs of enforcing this Article VI, including attorneys' fees.


ARTICLE VII. - ADMINISTRATION OF THE PLAN
-----------------------------------------

   VII.1  Powers and Duties of the Administrator.  The Administrator shall be
          --------------------------------------
responsible for the operation and administration of the Plan, and shall have such powers as may be necessary or appropriate to carry out the provisions of the Plan and to perform its duties hereunder, including the power:

          (1) To engage such persons as it deems necessary or advisable to assist in the administration of the Plan or to render advice with respect to the responsibilities of the Administrator under the Plan, including accountants, actuaries, insurance brokers and attorneys.

          (2) To make use of the services of employees of ATG in administrative matters.

          (3) To obtain and act on the basis of all tables, valuations, certificates, opinions, and reports furnished by the persons described in Subsections (a) or (b) hereof.

          (4) To determine all benefits and resolve all questions pertaining to the administration and interpretation of the Plan, either by rules of general applicability or by particular decisions. To the maximum extent permitted by law, all interpretations of the Plan and other decisions of the Administrator shall be conclusive and binding on all parties.

          (5) To adopt such forms, rules and regulations as it shall deem necessary or appropriate for the administration of the Plan and the conduct of its affairs, provided that any such forms, rules and regulations shall not be inconsistent with the provisions of the Plan.

          (6) To remedy any inequity from any incorrect information received by, or communicated to, the Administrator or from administrative error.

          (7) To commence or defend in any legal or administrative proceeding any litigation arising from the operation of the Plan, or to enforce its or ATG's rights under the Plan.

          (8) To make all elections required by the Insurance Policies, including, to take whatever actions the Administrator deems necessary or appropriate in order to avoid having an Insurance Policy become a "modified endowment contract," as defined in Code section 7702A.

   VII.2  Required Information.  A Participant and any beneficiary eligible to
          --------------------
receive benefits under the Plan shall furnish to the Administrator any information or proof requested by the Administrator and reasonably required for the proper administration of the Plan, including, but not limited to, the information required to obtain an Insurance Policy, as provided for in Section
4.1 hereof. Failure on the part of a Participant or beneficiary to comply with any such request within a reasonable period of time shall be sufficient grounds for delay in the payment of benefits under the Plan until such information or proof is received by the Administrator.

   VII.3  Nonuniform Determinations.  Neither the Administrator's nor ATG's
          -------------------------
determinations or interpretations under the Plan need be uniform and may be made by the Administrator or ATG selectively among Participants (whether or not such Participants are similarly situated). Without limiting the generality of the foregoing, the Administrator shall be entitled, among other things, (a) to make nonuniform and selective determinations with respect to the acceleration of vesting, (b) the commencement of benefit payments, and (c) any other matters regarding the administration or operation of the Plan. Moreover, either the Administrator or ATG may elect, in its sole discretion, to waive any requirement or restriction set forth in the Plan without being required to implement the same or a similar waiver for the same Participant at a future time or for other similarly situated Participants.

   VII.4  Claims Procedure and Review.
          ---------------------------

          (1) Claims for benefits under the Plan shall be filed in writing by a claimant with the Administrator. Within 60 days after receipt of such claim, the Administrator shall act on the claim and shall notify the claimant in writing as to whether the claim has been granted in whole or in part; provided, however, if the claimant has not received written notice of such decision within such 60-day period, the claimant shall, for the purpose of Subsection (c) hereof, regard his claim as having been denied.

          (2) Any notice of denial of a claim, in whole or in part, shall set forth (i) the specific reason or reasons for the denial, (ii) reference to the Plan provisions on which the denial is based, and (iii) a copy of the Plan's claims and review provisions.

          (3) Any claimant who has had a claim denied, in whole or in part, under the Plan shall be entitled, upon the filing of a written request for review with the Administrator within 60 days after receipt by the claimant of written notice of such denial (or, if the claimant had not received written notice of the decision within the 60-day period described in Subsection (a) hereof, within 120 days of receipt of the claim form by the Administrator), to appeal the denial of his claim to the Administrator.

          (4) The claimant shall be entitled in connection with such appeal to examine pertinent documents and submit issues and comments in writing to the Administrator. Any decision on review by the Administrator shall be in writing, and shall include specific reasons for the decision (including reference to the Plan provisions on which the decision is based). Such decision shall be made by the Administrator not later than 60 days after receipt by it of the claimant's request for review.

   VII.5  Litigation.  In any action or judicial proceeding affecting the Plan
          ----------
[and the Rabbi Trust], it shall be necessary to join as a party only ATG.
Except as may be otherwise required by
law, no Participant or beneficiary shall be entitled to any notice or service of process, and any final judgment entered in such action shall be binding on all persons interested in, or claiming under, the Plan.

     VII.6  Adoption by Participating Companies.
            -----------------------------------

            (1) This Plan may be adopted by any parent, subsidiary, related or affiliated company which the Board shall designate and declare as eligible to adopt and participate in the Plan (an "adopting company"), subject to the following conditions:

                 (1) Each employer who becomes an adopting company after the Effective Date shall execute and deliver such instruments as the Board shall deem necessary or desirable, including an instrument evidencing the joinder of the adopting company in the Plan [and Trust Agreement]; and

                 (2) Each adopting company shall designate ATG as its agent to act for it in all transactions regarding the Plan, including, without limitation, its amendment and termination, as provided by Article VIII hereof, as well as its administration, as provided by this Article VII.

            (2) In the event of such adoption, the Administrator designated by the Board shall thereafter also act as the Administrator for the adopting company.

            (3) The Plan shall be effective with respect to each adopting company and its employees on such date as shall be specified in the resolutions of such company's board of directors, authorizing the adoption of the Plan.

            (4) The adopting companies on the Effective Date shall be deemed to have satisfied the conditions set forth in this Section 7.6 by virtue of their participation in the Plan.

     VII.7  Withdrawal from Plan.  Any adopting company may withdraw from this
            --------------------
Plan at any time by giving ninety (90) days prior written notice to the Administrator. Such withdrawal shall be treated as a partial termination with respect to the Participants to whom such withdrawal applies. The withdrawing company shall thereafter cease to participate in this Plan and its employees shall cease to be eligible to participate in the Plan.

ARTICLE VIII. - GENERAL PROVISIONS
----------------------------------

     VIII.1 Funding.  This Plan shall be unfunded and neither any Participant
            -------
nor any beneficiary shall have any rights, title or interest in the Insurance Policies except as provided in this Plan. Benefits shall only be provided at such times and in the manner expressly provided in the Plan, and ATG shall only have a contractual obligation to provide such benefits when due. No notes or security for the payment of any Participant's benefit shall be issued or provided by ATG. The Insurance Policies obtained with respect to this Plan shall, prior to distribution as contemplated in Article V, be owned by ATG and shall be subject to the claims of its general creditors.

     VIII.2 Nonalienation.  Except as provided in the following sentence, no
            -------------
Participant or beneficiary shall pledge, hypothecate, anticipate, assign or in any way create a lien upon any amounts provided under this Plan, and no Insurance Policy or other benefit payable hereunder shall be assignable in anticipation of payment or transfer either by voluntary or involuntary acts, or by operation of law. Notwithstanding the foregoing, the Participant may direct the Administration to transfer ownership of an Insurance Policy, as provided under Article V, to the trustee of a trust established by the Participant for estate planning purposes. In the event that any

Participant's or beneficiary's benefits or interest hereunder are garnished or attached by order of any court, the Administrator may bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid under the Plan. During the pendency of such action, any benefits or interests that become payable or distributable shall be held by or at the direction of the Administrator or, if the Administrator prefers, paid into the court as they become payable, to be distributed by the court to the recipient as it deems proper at the close of such judicial preceding.

     VIII.3  No Employment Contract.  The establishment of this Plan shall not
             ----------------------
be construed to confer upon any Employee the legal right to be retained in the employ of ATG or any affiliate, or give an Employee or any beneficiary, any right to any payment whatsoever, except to the extent of the benefits provided for hereunder.

     VIII.4  Incompetent Recipient.  If the Administrator determines that any
             ---------------------
person to whom a benefit is payable under the Plan is incompetent by reason of age or physical or mental disability, the Administrator shall have the power to cause the payments becoming due to such person to be made to another for his benefit without any responsibility to see to the application of such payments. Any payment made pursuant to such power shall, as to the amount of such payment, operate as a complete discharge of ATG.

     VIII.5  Effect on Other Benefits.  The benefits of each Participant shall
             ------------------------
be in addition to any benefits paid or payable to or on account of the Participant under any other pension, disability, equity, annuity or retirement plan or policy.

     VIII.6  Waiver of Liability.  No liability shall attach to or be incurred
             -------------------
by any officer or director of ATG under or by reason of the terms, conditions and provisions contained in this

Plan, or for the acts or decisions taken or made thereunder or in connection therewith; and as a condition precedent to the establishment of the Plan or the receipt of benefits hereunder, or both, such liability, if any, is expressly waived and released by each Participant and by any and all persons claiming under or through such Participant. Such waiver and release shall be conclusively evidenced by any act of participation in, or the acceptance of benefits under, the Plan.

     VIII.7  Amendment and Termination.  The Board shall have the sole authority
             -------------------------
to modify, amend or terminate the Plan, provided that no amendment or termination shall have an adverse effect upon rights which have vested or upon amounts which are being paid as of the date of such amendment or termination. Should this Plan be terminated, each Participant shall receive written notice of when such termination shall be effective.

             (1) Notwithstanding the provisions of this Section 8.7, the Plan may be amended at any time, retroactively if deemed necessary in the opinion of the Administrator, in order to ensure that the Plan is characterized as a non-qualified plan of deferred compensation maintained for a select group of management or highly compensated employees, as described under Code section 451 and under sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, and to conform the Plan to the provisions and requirements of any applicable law (including ERISA and the Code). No such required amendment shall be considered prejudicial to any interest of a Participant or beneficiary hereunder.

             (2) This Subsection (b) shall become operative on a complete termination of the Plan. The provisions of this Subsection (b) shall also become operative on a partial termination of the Plan, as determined by the Board, but only with respect to that portion of the

Plan attributable to the Participants to whom the partial termination is applicable. Upon the effective date of any such event, notwithstanding any other provisions of the Plan, no persons who were not theretofore Participants shall be eligible to become Participants, and all nonvested interests of Participants not yet fully vested shall be forfeited unless the Board otherwise provides for full vesting. As soon as practicable following after such termination, there shall be transferred to each vested Participant the Insurance Policy or Policies on his life.

     VIII.8   Severability.  Should any provision of the Plan or any regulation
              ------------
adopted thereunder be deemed, or be held, to be unlawful or invalid for any reason, such fact shall not adversely affect the other Plan provisions or regulations, unless such invalidity shall render impossible or impractical the functioning of the Plan, and, in such case, the Board shall immediately adopt a new provision or regulation to take the place of the one held illegal or invalid.

     VIII.9   Governing Law.  The Plan shall be governed by the internal laws of
              -------------
the Commonwealth of Pennsylvania, without regard to conflict of law principles.

     VIII.10  Binding Effect.  This Plan shall be binding upon each Employee and
              --------------
Participant his personal or legal representatives, executors, administrators, heirs, successors and assigns. In the event of a merger, consolidation, or reorganization involving the ADP, this Plan shall continue in force and become an obligation of ADP's successor or successors.

     VIII.11  Gender and Number.  Whenever used in the Plan, the masculine shall
              -----------------
include the feminine and the singular shall include the plural.

     VIII.12  Headings.  The article and section headings contained herein are
              --------
for convenience of reference only and are not to be considered in the interpretation of the terms and conditions of the Plan.

ARTICLE IX. - ADOPTION
----------------------

     To record the adoption of this Plan, Ashton Technology Group, Inc., has caused its duly authorized officers to execute this instrument as of the 1st day of July, 1999.

Attest:                                  ASHTON TECHNOLOGY GROUP, INC.

   /S/ Arthur J. Bacci                   By:   Fredric W. Rittereiser
---------------------------------           ---------------------------
Secretary                                         Title:

                         ASHTON TECHNOLOGY GROUP, INC.
                     EXECUTIVE DEFERRED COMPENSATION PLAN

Appendix A - Participants as of the Effective Date
--------------------------------------------------

                                                         Policy Commencement
Insured Executive            Policy       Death Benefit         Date
----------------------  ----------------  -------------  -------------------
Frederic Rittereiser    Penn Mutual 5 yr    $ 1,000,000
                        VUL no. 8521382

Frederic Rittereiser    Penn Mutual 5 yr    $ 1,000,000
                        VUL no. 8523412

Fred Weingard           Penn Mutual 5 yr    $   900,000
                        VUL no. 8526603

William Uchimoto        Penn Mutual 5 yr
                        VUL no. 8527289     $   900,000

John Blohm              Penn Mutual 5 yr    $   900,000
                        VUL no. 8526602

Arthur Bacci            Penn Mutual 5 yr    $   900,000
                        VUL no. 8532952

                         ASHTON TECHNOLOGY GROUP, INC.
                     EXECUTIVE DEFERRED COMPENSATION PLAN

                 APPENDIX B - SPLIT-DOLLAR INSURANCE AGREEMENT
                 ---------------------------------------------

          THIS AGREEMENT is entered into this _______ day of __________, 1999, by and between Ashton Technology Group, Inc. of Philadelphia, Pennsylvania, hereinafter called "ATG" and ____________, hereinafter called "Employee".

          WHEREAS, Employee is a valued employee of ATG or an affiliate and ATG wishes to retain him/her in such employ, and

          WHEREAS, Employee has been selected for participation in the Ashton Technology Group, Inc. Executive Deferred Compensation Plan (the "Plan") and, pursuant to which, ATG has purchased an Insurance Policy on the life of the Employee.

          WHEREAS, pursuant to the Plan, ownership of the Insurance Policy will be transferred to the Employee following his attainment of his Vesting Date under the terms of the Plan provided the Employee does not forfeit his right to such transfer of the ownership of the Insurance Policy prior to the Vesting Date, as set forth in Section 3.2 of the Plan; and

          WHEREAS, in the event of Employee's death while employed by ATG prior to the Vesting Date, the Employee and ATG desire that Employer be permitted to designate a beneficiary or beneficiaries to receive a portion of the death benefit under the Insurance Policy.

          NOW, THEREFORE, each of ATG and the Employee agrees as follows:

          1. The life insurance policy with which this Agreement deals is Policy Number _____________ (hereinafter called "Insurance Policy" or "Policy") issued by Penn Mutual Life Insurance Company (the "Insurance Company") on the life of the Employee. ATG shall be the sole owner of the Policy, except that while in the employ of ATG or an affiliate and prior to the transfer of ownership of the Policy to Employee following the Vesting Date under the Plan, the Employee shall have the right to designate a beneficiary for the Designated Amount of life insurance proceeds and the right to elect a policy settlement option with respect to such proceeds. ATG will be the direct beneficiary of the balance of the proceeds of the Policy as of the date of death of the Employee, less any policy indebtedness to the Insurance Company.

          2. The Designated Amount of life insurance proceeds shall be equal to the difference between (1) the total death proceeds payable under the Insurance Policy as of the date of death of the Employee and (2) that portion of the death proceeds payable to ATG, equal to the cumulative insurance premiums paid by ATG as of the Employee's date of death to the Insurance Company. In the event there is any indebtedness on the Policy as of the date of death, such indebtedness shall be deducted, to the extent possible, from the proceeds payable to ATG.

          3. Each premium on the policy shall be paid by ATG as it becomes due. Employee understands and agrees that ATG's payment of the premium will cause taxable income to the Employee in an amount equal to the value of the economic benefit (as computed for Federal income tax purposes) attributable to the life insurance protection provided to Employee under the Plan and this Split Dollar Agreement as determined under applicable tax laws, regulations, and rulings.

          4. This Agreement shall terminate upon the termination of Employee's employment with ATG or an ATG affiliate under the circumstances set forth in
Section 3.2(a) of the Plan, except in the event of the Employee's death while still employed or otherwise eligible for participation in the Plan pursuant to
Section 3.2 of the Plan. Upon such termination as aforesaid, ATG shall have the right as owner of the Policy, without limitation, to change any endorsements on the Policy, to terminate Employee's right to designate a beneficiary and to designate a beneficiary of ATG's own choosing, without prior notice to Employee. This Agreement shall also terminate upon Employee's attainment of his Vesting Date, as set forth in the Plan, and the transfer of ownership of the Policy to the Employee. All the applicable terms of the Plan are incorporated herein by reference and made a part hereof.

          5. The Insurance Company is hereby authorized to recognize, without any liability on its part, the claims of the Employee or his designated beneficiaries with respect to the Designated Amount of the death proceeds in accordance with this Agreement, unless and until such time as ATG advises the Insurance Company in writing that this Agreement is no longer in force. Until such notification is provided, the Insurance Company may assume that the Agreement remains effective.

          6. Except as specifically provided herein and under the Plan, ATG shall retain and possess all other incidents of ownership in the Policy.

          7. The Agreement shall bind ATG and its successors and assigns, Employee and his/her heirs, executors, administrators and assigns, and any Policy beneficiary.

          8. This Split Dollar Agreement shall be signed in duplicate, each copy of which shall serve as an original for all purposes, but both copies shall be considered to be one and the same Split Dollar Agreement. One signed duplicate shall be filed with the Insurance Company, and ATG agrees to execute such endorsements to the Insurance Policy or other documentation as may be required by the Insurance Company to effectuate the assignment of death proceeds represented by this Split Dollar Agreement. This Split Dollar Agreement may be signed in counterpart.

          IN WITNESS WHEREOF, the parties have signed this Agreement.

_______________________       __________________________________
Date                          Employee


                              ASHTON TECHNOLOGIES GROUP, INC.


_______________________       By:_______________________________
Date



Duplicate received and filed at the home office of the Insurance Company in _____________, this ______ day of ________________, 1999.

                              PENN MUTUAL INSURANCE COMPANY


                              By:______________________________________
                                         Authorized Officer